                                                                     EXHIBIT 4.3


                                     AMERCO

                                       TO

                 THE FIRST NATIONAL BANK OF CHICAGO, AS TRUSTEE

                                ----------------


                          FIRST SUPPLEMENTAL INDENTURE

                         DATED AS OF SEPTEMBER 10, 1996

                                       TO

                                    INDENTURE

                         DATED AS OF SEPTEMBER 10, 1996

                                ----------------

                                MEDIUM TERM NOTES

         FIRST SUPPLEMENTAL INDENTURE, dated as of the 10th day of September, 1996 (this "Supplemental Indenture"), between AMERCO, a corporation duly organized and existing under the laws of the State of Nevada (herein called the "Company"), having its principal office at 1325 Airmotive Way, Suite 100, Reno, Nevada 89502-3239, and The First National Bank of Chicago, a national banking association, existing under the laws of the United States of America, as Trustee (herein called the "Trustee") under the Indenture dated as of September 10, 1996 between the Company and the Trustee (the "Indenture").

                             RECITALS OF THE COMPANY

         The Company has executed and delivered the Indenture to the Trustee to provide for the issuance of its unsecured debentures, notes or other evidences of indebtedness, to be issued from time to time in one or more series as determined by the Company in accordance with the terms of the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered thereunder as provided in the Indenture.

         Pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a new series of notes to be known as its Medium Term Notes (said series being hereinafter referred to as the "Notes"), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture.

         All things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the Holders thereof (as defined below), it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes as follows:

                                   ARTICLE ONE
                        DEFINITIONS AND OTHER PROVISIONS
                             OF SPECIAL APPLICATION

SECTION 101. Definitions.

         For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Indenture, whether by cross-reference or otherwise;

               (2) the words "herein", "hereof" and "hereunder" and other words of similar import, when used in this Supplemental Indenture, refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision thereof.

SECTION 102. Indenture.

         The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 103. Counterparts.

         This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE TWO
                                FORM OF THE NOTES

SECTION 201. Form of the Notes.

         Each Fixed Rate Note (as defined in Section 301) shall be substantially in the form set forth in Exhibit A; each Floating Rate Note (as defined in Section 301) shall be substantially in the form set forth in Exhibit B; each Currency Indexed Note (as defined in Section 301) shall be in a form provided by the Company, reasonably agreed to by the Trustee and not inconsistent with the terms of this Indenture and this Supplemental Indenture, containing the provisions contained in Exhibit C; each Commodity Indexed Note and each Original Issue Discount Note (as defined in Section 301) shall be in a form provided by the Company, reasonably agreed to by the Trustee and not inconsistent with the terms of the Indenture and this Supplemental Indenture.

                                  ARTICLE THREE

                    GENERAL TERMS AND CONDITIONS OF THE NOTES

SECTION 301. Designation of Securities and Amounts Thereof.

         There shall be and is hereby authorized a single series of Securities designated the "Medium Term Notes" (herein called the "Notes"), limited in aggregate principal amount to $600,000,000. Each Note shall be designated a "Fixed Rate Note", a "Floating Rate Note", a "Currency Indexed Note", a "Commodity Indexed Note" or an "Original Issue Discount Note".

SECTION 302. Payment of Principal and Interest.

         Each Note shall mature on the date or dates set forth, and the principal shall be due and payable to the Holders thereof (subject to Section 304 hereof) in accordance with, and interest thereon shall be paid at the rates, on the dates and on the terms set forth, on the face and on the reverse of such Note.

         For so long as the Notes are represented by Global Securities, all payments of principal and interest shall be made by the Company in immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided that the Company may at its option pay interest by check in the case of a Note that is not a Global Security.

         For so long as and to the extent that the Notes are represented by a Global Security pursuant to Section 304, payments of principal and interest shall be made in accordance with said Section 304. All other payments of principal and interest shall be made to the registered Holders thereof by a Paying Agent that the Company shall maintain, in the event that definitive Notes shall have been issued, in The City of New York.

         The Notes may not be redeemed prior to Maturity and shall not be subject to any sinking fund.

SECTION 303. Ranking.

         The Notes shall be general unsecured obligations of the Company. The Notes shall rank pari passu in right of payment with all unsecured indebtedness of the Company and senior in right of payment to any subordinated indebtedness of the Company. SECTION 304. Payments on Global Securities.

         Principal and interest payments on Notes registered in the name of or held by the Depository or its nominee shall be made to the Depository or its nominee, as the case may be, as the registered owner of the Global Security representing such Notes. The Company and the Trustee shall treat the Persons in whose names the Notes are registered as the Holders of such Notes for the purpose of receiving payment of principal and interest on such Notes and for all other purposes whatsoever. Therefore, none of the Company, the Trustee or any Paying Agent has any direct responsibility or liability for the payment of principal and interest on the Notes to owners of beneficial interests in any Global Security. Payments by direct and indirect participants in the Depository shall be the responsibility of such participants. SECTION 305. Multi-Currency Notes.

         Unless otherwise indicated thereon, Notes will be denominated in U.S. dollars, and payments of principal of, premium (if any) on and interest on such Notes will be made in U.S. dollars. Notwithstanding the foregoing, Notes may be denominated in a currency or currency unit other than U.S. dollars (referred to herein as "Multi-Currency Notes"). Multi-Currency Notes shall be issued in registered form only, without coupons. Unless otherwise specified thereon, payment of the purchase price of Multi-Currency Notes shall be made in immediately available funds. Payments on Multi-Currency Notes are subject to the provisions applicable thereto set forth on the form of each Note.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401. Defeasance of the Notes

         The Notes shall be subject to defeasance in accordance with the provisions of Section 403 of the Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            AMERCO

                                            By:_________________________________
                                                 Gary V. Klinefelter
                                                 Secretary

Attest:

__________________________________
         John A. Lorentz
         Assistant Secretary

                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            as Trustee

                                            By__________________________________
                                              Name:           R.D. Manella
                                              Title: Vice President

Attest:

__________________________________
Name:    Jeffrey L. Kinney
Title:   Assistant Vice President

STATE OF ARIZONA          )
COUNTY OF MARICOPA             )  ss.:

         On the 10th day of September, 1996, before me personally came Gary V. Klinefelter, to me known, who, being by me duly sworn, did depose and say that he is Secretary of AMERCO, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                     ---------------------------
                                                     Name:
                                                     Notary Public
                                                     State of Arizona
                                                     My Commission expires on:

STATE OF ILLINOIS         )
COUNTY OF COOK              )  ss.:

         On the 10th day of September, 1996, before me personally came R.D. Manella, to me known, who, being by me duly sworn, did depose and say that he is Vice President of The First National Bank of Chicago, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                     ---------------------------
                                                     Name:
                                                     Notary Public
                                                     State of Illinois
                                                     My Commission expires on:

                                                                       EXHIBIT A

                            [FORM OF FIXED RATE NOTE]

                                 [Face of Note]
CUSIP NO._____                       AMERCO
REGISTERED NO. FX___            MEDIUM-TERM NOTE         PRINCIPAL AMOUNT: _____
                                (Fixed Rate Note)

         If this Note is a Book-Entry Note, the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, and the following legend is applicable. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to CEDE & CO. or such other entity, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, CEDE & CO., has an interest herein.

         The following summary of terms is subject to the information set forth on the reverse hereof:

                                             OPTIONAL REDEMPTION:                         / / YES  / / NO

ORIGINAL ISSUE DATE:                         INITIAL REDEMPTION DATE:

STATED MATURITY:                             [REDEMPTION PRICE:  Initially
                                             ___% of Principal Amount and
                                             declining by ___% of the Principal
                                             Amount on each anniversary of
                                             the Initial Redemption Date until
                                             the Redemption Price is 100% of
                                             the Principal Amount.]

SPECIFIED CURRENCY:                          OPTION TO ELECT PAYMENT IN                   / / YES  / / NO
                                             U.S. DOLLARS

AUTHORIZED
DENOMINATIONS
  (If other than $1,000 and
  integral multiples of $1,000
  in excess thereof):

FORM:                     / / BOOK- ENTRY    OPTION TO ELECT REPAYMENT:                   / / YES  / / NO
                          / / CERTIFICATED

PAYING AGENT (If other than                  OPTION REPAYMENT DATE[S]:
the Trustee):

INTEREST RATE:                               OPTION REPAYMENT PRICE[S]:

INTEREST PAYMENT DATES:

REGULAR RECORD DATES:                        OPTIONAL INTEREST RESET:                     / / YES  / / NO

OVERDUE RATE:                                OPTIONAL INTEREST RESET
                                             DATE[S]:

DEPOSITARY:                                  OPTIONAL EXTENSIONS OF
                                             ORIGINAL STATED MATURITY    / / YES  / / NO
                                             DATE:

SINKING FUND:             / / YES  / / NO    EXTENSION PERIOD:

CURRENCY DETERMINATION

AGENT:

AMORTIZING NOTE:          / / YES  / / NO    NUMBER OF EXTENSION

                                             PERIODS:
                                             FINAL MATURITY DATE:

ANNEX ATTACHED (and                          OTHER PROVISIONS:
incorporated by           / / YES  / / NO
reference herein):

         If this Note was issued with "original issue discount" for purposes of
Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

ORIGINAL ISSUE DISCOUNT    TOTAL AMOUNT OF OID:    ISSUE PRICE (expressed as a
NOTE:                                              percentage of aggregate
                                                   principal amount):

/ / YES  / / NO

YIELD TO MATURITY:         SHORT ACCRUAL PERIOD    METHOD USED TO DETERMINE
                           OID:                    YIELD FOR SHORT ACCRUAL
                                                   PERIOD:

                                                   / / Approximate  / / Exact

         AMERCO, a corporation duly organized and existing under the laws of Nevada (herein called the "Company." which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ______________________________ or registered assigns, the principal sum specified above on the Stated Maturity shown above, and to pay interest thereon from and including the Original Issue Date shown above or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

         Interest will be paid on the Interest Payment Date or Dates specified above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below), at the rate per annum specified above, until the principal hereof is paid or made available for payment and on the Stated Maturity, and, if specified above, interest will accrue on any overdue principal and on any overdue installment of interest (to the extent that such interest is legally enforceable) at the Overdue Rate per annum specified above. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Security Register at the close of business on the Regular Record Date specified above next preceding such interest Payment Date. The first payment of interest on any Note originally issued between a Regular Record Date and the next Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         If this Note is a Book-Entry Note as specified above, while this Note is represented by one or more Book-Entry Notes registered in the name of the Depositary or its nominee, the Company will cause payments of principal of, premium, if any, and interest on such Book-Entry Notes to be made to the Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the Depositary or its nominee, and otherwise in accordance with such agreements, regulations and procedures. If this Note is a Book-Entry Note as specified above, the following legend is applicable except as specified on the reverse hereof. THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

         If this Note is a certificated Note as specified above, payments of interest and, if this Note is specified on the face hereof as an Amortizing Note, principal on this Note (other than interest, and if this Note is an Amortizing Note, principal payable at Stated Maturity) will be made by mailing a check to the Holder at the address of the Holder appearing in the Security Register on the applicable Regular Record Date. Notwithstanding the foregoing, at the option of the Company, all payments of interest and, if this is an Amortizing Note, principal on this Note may be made by wire transfer of immediately available funds to an account designated by the Holder at a bank located in the United States.

         The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed upon the Holder of this Note. If this Note is a certificated Note as specified above, payment of the principal, premium, if any, and interest payable at Maturity in respect of this Note will be made in immediately available funds upon surrender of this Note accompanied by wire instructions at the principal office of the Trustee in the Borough of Manhattan, The City of New York, provided that this Note is presented to the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND THE ATTACHED ANNEX, IF ANY, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or its successor as Trustee, or its Authenticating Agent, by manual signature of an authorized signatory, this Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal. Dated: AMERCO

                                                     By:________________________
                                                     Its:_______________________

                                                     Attest:____________________
                                                     Its:_______________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the series of Securities
issued under the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF CHICAGO,
   as Trustee

By:______________________________________
   Authorized Signatory

                                [Reverse of Note]

                                     AMERCO

                                MEDIUM-TERM NOTE

         SECTION 1. General. This Note is one of a duly authorized issue of Securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an indenture, dated as of September 10, 1996 and the First Supplemental Indenture, dated as of September 10, 1996 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the Securities of the series designated on the face hereof. The Notes may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions and may otherwise vary, all as provided in the Indenture.

         SECTION 2. Payments. Interest on this Note will be payable on the Interest Payment Date or Interest Payment Dates as specified on the face hereof and, in either case, at Maturity.

         Unless otherwise specified on the face hereof, payments on this Note with respect to any Interest Payment Date or Maturity will include interest accrued from and including the Original Issue Date, or from and including the most recent Interest Payment to which interest has been paid or duly provided for, to but excluding such Interest Payment Date or Maturity. Interest on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

         Unless otherwise specified on the face hereof, the Interest Payment Dates for Fixed Rate Notes, including fixed Rate Amortizing Notes, will occur semi-annually on each January 15 and July 15 and the Regular Record Dates will be each January 1 and July 1 (whether or not a Business Day). Unless otherwise specified on the face hereof, Interest Payment Dates for Fixed Rate Amortizing Notes will occur quarterly on each January 15, April 15, July 15 and October 15, if specified on the face hereof, and Regular Record Dates will be each January 1, April 1, July 1 and October 1 (whether or not a Business Day) next preceding each Interest Payment Date. If any Interest Payment Date or the Maturity for any Fixed Rate Note is a day that is not a Business Day, all payments to be made on such day with respect to such Note will be made on the next day that is a Business Day with the same force and effect as if made on the due date, and no additional interest will be payable as a result of such delayed payment.

         Unless otherwise specified on the face hereof, if this Note is an Amortizing Note, payments with respect to this Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Note is an Amortizing Note, a table setting forth repayment information in respect to this Note will be provided to the original purchaser hereof and will be available, upon request, to subsequent Holders.

         All percentages resulting from any calculations with respect to this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one- millionths of a percentage point being rounded upward) and all dollar amounts used in or resulting from any such calculation with respect to this Note will be rounded to the nearest cent (with one-half cent being rounded upward).

         "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New York is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

         If the Specified Currency shown on the face hereof is a currency or currency unit other than U.S. dollars, except as provided below, payments of interest and principal (and premium, if any) with respect to this Note will be made in U.S. dollars if the Holder of this Note on the relevant Regular Record Date or at Maturity, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Paying Agent at its principal office on or prior to such Regular Record Date or the date 15 days prior to Maturity, as the case may be. Such request may be delivered by mail, by hand or by cable, telex or any other form of facsimile transmission. Any such request made with respect to this Note by a Holder will remain in effect with respect to any further payments of interest and principal (and premium, if any) with respect to this Note payable to such Holder, unless such request is revoked by written notice received by the Paying Agent on or prior to the relevant Regular Record Date or the date 15 days prior to Maturity, as the case may be (but no such revocation may be made with respect to payments made on this Note if an Event of Default has occurred with respect hereto or upon the giving of a notice of redemption). A Holder whose Note is registered in the name of a broker or nominee should contact such broker or nominee to determine whether and how an election to receive payments in U.S. dollars may be made.

         The U.S. dollar amount to be received by the Holder of this Note who elects to receive payments in U.S. dollars will be based on the highest indicated bid quotation for the purchase of U.S. dollars in exchange for the Specified Currency obtained by the Currency Determination Agent (as defined below) at approximately 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date (the "Conversion Date") from the bank composite or multicontributor pages of the Quoting Source for three (or two if three are not available) major banks in The City of New York. The first three (or two) such banks selected by the Currency Determination Agent which are offering quotes on the Quoting Source will be used. If fewer than two such bid quotations are available at 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date, such payment will be based on the Market Exchange Rate as of the second Business Day next preceding the applicable payment date. If the Market Exchange Rate for such date is not then available, such payment will be made in the Specified Currency. As used herein, the "Quoting Source" means Reuters Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that such service is not available, Telerate Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that neither service is available such comparable display or other comparable manner of obtaining quotations as shall be agreed between the Company and the Currency Determination Agent. All currency exchange costs associated with any payment in U.S. dollars on this Note will be borne by the Holder by deductions from such payment. Any currency determination agent (the "Currency Determination Agent") with respect to this Note is specified on the face hereof.

         If payment in respect of this Note is required to be made in any currency unit (e.g. ECUs) and such currency unit is unavailable, in the good faith judgment of the Company, due to the imposition of exchange controls or other circumstances beyond the Company's control, then all payments in respect of this Note shall be made in U.S. dollars until such currency unit is again available. The amount of each payment of U.S. dollars shall be computed on the basis of the equivalent of the currency unit in U.S. dollars, which shall be determined by the Currency Determination Agent on the following basis. The component currencies of the currency unit for this purpose (the "Component Currencies") shall be the currency amounts that were components of the currency unit as of the Conversion Date. The equivalent of the currency unit in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Component Currencies. The U.S. dollar equivalent of each of the Component Currencies shall be determined by the Currency Determination Agent on the basis of the Market Exchange Rate for each such Component Currency as of the Conversion Date. "Market Exchange Rate" means the noon buying rate in The City of New York for cable transfers of such Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York.

         If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of that currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

         All determinations referred to above made by the Currency Determination Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

         SECTION 3. Redemption. This Note will be redeemable at the option of the Company prior to the Stated Maturity only if an initial Redemption Date is specified on the face hereof. If so specified, this Note will be subject to redemption at the option of the Company on any date on and after such Initial Redemption Date in whole or from time to time in part in increments of $1,000 or the minimum denomination, if any, specified on the face hereof (provided that any remaining principal amount hereof shall be at least $1,000 or such minimum denomination), at the Redemption Price specified on the face hereof, plus accrued and unpaid interest to but excluding the date of redemption, but payments due with respect to this Note prior to the date of redemption will be payable to the Holder of this Note of record at the close of business on the relevant Regular Record Date specified on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 calendar days prior to the date of redemption, in accordance with the provisions of the Indenture. In the event of redemption of this Note in part only, this Note will be cancelled and a new Note or Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof.

         SECTION 4. Repayment. Upon the occurrence of certain change of control events set forth in the Indenture, or if so specified on the face hereof, this Note will be repayable, in whole or in part, prior to Stated Maturity, as the case may be, on the terms set forth in the Indenture, or at the option of the Holder on the Optional Repayment Date or Dates specified on the face hereof at the Optional Repayment Price or Prices specified on the face hereof, plus accrued and unpaid interest to but excluding the date of repayment. If this Note is repayable in part pursuant to the preceding sentence, the principal amount of the portion of this Note not being repaid must be $1,000 or an integral multiple of $1,000 in excess thereof. In order for this Note to be repaid prior to Stated Maturity, the Paying Agent must receive at least 30 but not more than 45 calendar days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Note, the principal amount of this Note, the principal amount of this Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with such form duly completed must be received by the Paying Agent by such fifth Business Day. Exercise of the repayment option by the Holder of this Note will be irrevocable, except that a Holder who has tendered this Note for repayment may revoke such tender for repayment by written notice to the Paying Agent received by 5:00 P.M., New York City time, on the tenth calendar day prior to the Optional Repayment Date. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of this Note provided that the principal amount of this Note remaining outstanding after such repayment is an authorized denomination. Upon such partial repayment this Note will be cancelled and a new Note or Notes for the remaining principal amount hereof will be issued in the name of the Holder hereof.

         If this Note is a Book-Entry Note as specified on the face hereof, while this Note is represented by one or more Book-Entry Notes registered in the name of the Depositary or its nominee, the option for repayment may be exercised by a participant that has an account with the Depositary, on behalf of the beneficial owner of this Note, by delivering a written notice substantially similar to the form below entitled "Option to Elect Repayment" duly completed to the Trustee at its Corporate Trust Office (or such other address of which the Company will from time to time notify the Holders), at least 30 but not more than 60 calendar days prior to an Optional Repayment Date. A notice of election from a participant on behalf of the beneficial owner of this Note to exercise the option to have this Note repaid must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice. In order to ensure that a notice is received by the Trustee on a particular day, the beneficial owner of this Note must so direct the applicable participant before such participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, the beneficial owner of this note should consult the participant through which such beneficial owner owns its interest herein for the deadline for such participant. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and will be irrevocable. In addition, the beneficial owner of this Note shall effect delivery at the time such notice of election is given to the Depositary by causing the applicable participant to transfer such beneficial owner's interest in this Note, on the Depositary's records, to the Trustee.

         SECTION 5. Optional Interest Reset. If so specified on the face hereof, the interest rate specified on the face hereof may be reset by the Company on the Optional Interest Reset Date or Dates specified on the face hereof. The Company may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to an Optional Interest Reset Date. If the Company so notifies the Trustee of such exercise, not later than 40 calendar days, prior to such Optional Interest Reset Date, the Trustee will send by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) to the Holder of this Note a notice (the "Reset Notice") indicating (i) that the Company has elected to reset the interest rate, (ii) such new interest rate and (iii) the provisions, if any, for redemption during the period from such Optional Interest Reset Date to the next Optional Interest Reset Date or, if there is no such next Optional Interest Reset Date, to Stated Maturity of this Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

         Notwithstanding the foregoing, not later than 20 calendar days prior to an Optional Interest Reset Date, the Company may, at its option, revoke the interest rate provided for in the Reset Notice and establish a higher interest rate for the Subsequent Interest Period commencing on such Optional Interest Reset Date by causing the Trustee to send by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) notice of such higher interest rate to the Holder of this Note. Such notice will be irrevocable. All Notes with respect to which the interest rate is reset on an Optional Interest Reset Date to a higher interest rate will bear such higher interest rate, whether or not tendered for repayment as provided in the next paragraph.

         If the Company elects prior to an Optional Interest Reset Date to reset the interest rate of this Note, the Holder of this Note will have the option to elect repayment of this Note, in whole but not in part, by the Company on such Optional Interest Reset Date at a price equal to the principal amount hereof plus accrued and unpaid interest to but excluding such Optional Interest Reset Date. In order for this Note to be so repaid on an Optional Interest Reset Date, the Holder must follow the procedures specified under Section 4 for optional repayment, except that the period for delivery of this Note or notification to the Trustee will be at least 25 but not more than 35 calendar days prior to such Optional Interest Reset Date. If the Holder has tendered this Note for repayment following receipt of a Reset Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received by 5:00 P.M., New York City time, on the tenth calendar day prior to such Optional Interest Reset Date.

         SECTION 6. Optional Extension of Maturity. If so specified on the face hereof, the Stated Maturity of this Note may be extended at the option of the Company for one or more periods of from one to five whole years, as specified on the face hereof (each an "Extension Period"), up to but not beyond the date (the "Final Maturity Date") specified on the face hereof. The Company may exercise such option with respect to this Note by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to the Stated Maturity of this Note in effect prior to the exercise of such option (the "Original Stated Maturity Date"). If the Company so notifies the Trustee of such exercise, the Trustee will send, not later than 40 calendar days prior to the Original Stated Maturity Date, by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) to the Holder of this Note a notice (the "Extension Notice") relating to such Extension Period indicating (i) that the Company has elected to extend the Stated Maturity of this Note, (ii) the new Stated Maturity, (iii) the interest rate applicable to such Extension Period and
(iv) the provisions, if any, for redemption during such Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Extension Period. Upon the Trustee's sending of the Extension Notice, the Stated Maturity of this Note will be extended automatically and, except as modified by the Extension Notice and as described in the next two paragraphs, this Note will have the same terms as prior to the sending of such Extension Notice.

         Notwithstanding the foregoing, not later than 20 calendar days prior to the Original Stated Maturity Date of this Note, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to send by telegram, telex, facsimile transmission or letter (first class, postage prepaid) notice of such higher interest rate to the Holder of this Note. Such notice will be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such higher interest rate for the Extension Period, whether or not tendered for repayment as provided in the next paragraph.

         If the Company extends the Stated Maturity of this Note (or an Extension Period, as applicable), the Holder will have the option to elect repayment of this Note by the Company on the Original Stated Maturity Date (or last day of such Extension Period) at a price equal to the principal amount hereof, plus accrued and unpaid interest to but excluding such date. In order for this Note to be so repaid on the Original Stated Maturity Date (or last day of such Extension Period), the Holder of this Note must follow the procedures specified under Section 4 for optional repayment, except that the period for delivery of this Note or notification to the Trustee will be at least 25 but not more than 35 calendar days prior to the Original Stated Maturity Date (or last day of such Extension Period). If the Holder has tendered this Note for repayment following receipt of an Extension Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received prior to the 5:00 p.m., New York City time, on the tenth calendar day prior to the Original Stated Maturity Date (or last day of such Extension Period).

         SECTION 7. Sinking Fund. This Note is not subject to a sinking fund unless otherwise specified on the face hereof.

         SECTION 8. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note as specified on the face hereof, the amount payable in the event the principal amount hereof is declared to be due and payable immediately by reason of an Event of Default or in the event of redemption or repayment hereof prior to the Stated Maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, will be the Amortized Face Amount of this Note as of the date of declaration, redemption or repayment, as the case may be. The "Amortized Face Amount" of this Note will be the amount equal to (a) the principal amount of this Note multiplied by the Issue Price specified on the face hereof plus (b) the portion of the difference between the dollar amount determined pursuant to the preceding clause (a) and the principal amount hereof that has accreted at the Yield to Maturity specified on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) to such date of declaration, redemption or repayment but in no event will the Amortized Face Amount of this Note exceed its principal amount.

         SECTION 9. Events of Default. If any Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture; provided, however, that notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount so declared to be due and payable will be the Amortized Face Amount of this Note as of the date of such declaration as specified under Section 8.

         SECTION 10. Modification or Waiver; Obligation of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Outstanding Securities of each series, on behalf of the Holders of Securities of such series, to waive, with respect to the Securities of such series, compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on this Note at the times, places and rates herein prescribed.

         SECTION 11. Discharge, Legal Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions specified therein, which provisions apply to this Note.

         SECTION 12. Authorized Denominations. Unless otherwise noted on the face hereof, the Notes are issuable only in global or certificated registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein specified and to the limitations described below, if applicable, Notes are exchangeable for Notes of this series of like aggregate principal amount and like Stated Maturity and with like terms and conditions of a different authorized denomination, as requested by the Holder surrendering the same.

         SECTION 13. Registration of Transfer. As provided in the Indenture and subject to certain limitations therein specified and to the limitations described below, if applicable, the transfer of this Note is registerable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for that purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar (which will initially be the Trustee at its principal corporate trust office located in The City of New York), duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series with like terms and conditions of authorized denominations and for the same Stated Maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

         If this Note is a Book-Entry Note as specified on the face hereof, this
Note is exchangeable for certificated Notes only upon the terms and conditions provided in the Indenture. Except as provided in the Indenture, owners of beneficial interests in this Book-Entry Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         SECTION 14. Owners. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent will be affected by notice to the contrary.

         SECTION 15. Governing Law. The Indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York.

         SECTION 16. Defined Terms. All terms used in this Note which are defined in the Indenture will have the meanings assigned to them in the Indenture; and all references in the Indenture to "Security" or "Securities" will be deemed to include the Notes.

                            OPTION TO ELECT REPAYMENT
         [TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE AT THE OPTION
          OF THE HOLDER AND THE HOLDER ELECTS TO EXERCISE SUCH RIGHTS]

         The undersigned owner of this Note hereby irrevocably elects to have the Company repay (i) the principal amount of this Note or portion hereof below designated at the applicable Optional Repayment Price indicated on the face hereof plus accrued and unpaid interest to but excluding the date of repayment, if this Note is to be repaid pursuant to Section 4 of this Note, or (ii) 100% of the principal amount of this Note plus accrued and unpaid interest to but excluding the Optional Interest Reset Date, if this Note is to be repaid pursuant to Section 5 hereof, or to but excluding the Original Stated Maturity Date, if this Note is to be repaid pursuant to Section 6 hereof. If a portion of this Note is not being repaid pursuant to clause (i) above, specify the principal amount to be repaid and the denomination or denominations (which will be $100,000 or an integral multiple of $1,000 in excess thereof) of the Note or Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid).

Dated: ___________________________


Principal amount to be repaid if amount to be repaid is pursuant to clause (i) above and is less than the entire principal amount of this Note (principal amount remaining must be an authorized denomination)

$______________________________________________________
(which will be an integral multiple of $1,000)

Denomination or denominations of the Note or Notes to be issued for the portion of this Note not being repaid pursuant to clause (i) above
______________________________________________________

______________________________________________________


______________________________________________________
Signature
Sign exactly as name appears on the front of this Note.

Indicate address where is to be sent, if repaid:

______________________________________________________

______________________________________________________


SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER

______________________________________________________

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, will be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM   -       as tenants in common
         TEN ENT   -       as tenants by the entireties
         JT TEN    -       as joint tenants with right of survivorship and not
                           as tenants in common

         UNIF GIFT MIN ACT                    Custodian
                           -----------------------------------------------------
                           (Cust)                                 (Minor)

                                   Under Uniform Gifts to Minors Act
                           -----------------------------------------------------
                                                (State)

         Additional abbreviations may also be used though not in the above list.

                            -------------------------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

/                                      /


- --------------------------------------------------------------------------------
   PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


- --------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:_________________________________________
                    Signature
                    Sign exactly as name appears on the front of this Note [SIGNATURE MUST BE GUARANTEED by a commercial bank, a trust company or by a member of the New York Stock Exchange]

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                                       EXHIBIT B

                          [FORM OF FLOATING RATE NOTE]

                                 [Face of Note]
CUSIP NO._______                     AMERCO           PRINCIPAL AMOUNT: ________
REGISTERED NO. FL___            MEDIUM-TERM NOTE
                                 (Floating Rate)

         If this Note is a Book-Entry Note, the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, and the following legend is applicable: Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to CEDE & CO. or such other entity, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, CEDE & CO., has an interest herein.

         The following summary of terms is subject to the information set forth on the reverse hereof:

                                                              OPTIONAL REDEMPTION             / /YES / /NO

ORIGINAL ISSUE DATE:                                          INITIAL REDEMPTION DATE:
STATED MATURITY:                                              [REDEMPTION PRICE:  Initially ___% of
                                                              Principal Amount and declining by
                                                              ___% of the Principal Amount on each
                                                              anniversary of the Initial Redemption
                                                              Date until the Redemption Price is 100%
                                                              of the Principal Amount.]

SPECIFIED CURRENCY:                                           OPTION TO ELECT PAYMENT IN
                                                              U.S. DOLLARS                    / /YES / /NO
AUTHORIZED DENOMINATIONS
(If other than $1,000 and integral
multiples of $1,000 in excess thereof):

FORM:                          / /BOOK-ENTRY                  OPTION TO ELECT REPAYMENT:
                               / /CERTIFICATED                                                / /YES / /NO
PAYING AGENT (if other                                        OPTIONAL REPAYMENT DATE[S]:
than the Trustee):
INTEREST RATE BASIS:                                          OPTIONAL REPAYMENT PRICE[S]:
INDEX MATURITY:                                               OPTIONAL INTEREST RESET:

                                                                                              / /YES / /NO

REGULAR RECORD DATES:                                         OPTION INTEREST RESET DATE[S]:
INTEREST PAYMENT DATES:
INITIAL INTEREST RATE:                                        OPTIONAL EXTENSIONS OF ORIGINAL
                                                              STATED MATURITY DATE:          / /YES / /NO
MAXIMUM INTEREST RATE:                                        EXTENSION PERIOD:
MINIMUM INTEREST RATE:                                        NUMBER OF EXTENSION PERIODS:
SPREAD:                                                       FINAL MATURITY DATE:
SPREAD MULTIPLIER:                                            OTHER PROVISIONS:

RESET PERIOD:
INTEREST RESET DATES:
INTEREST DETERMINATION DATES:                                 ANNEX ATTACHED (and incorporated
                                                              by reference herein):           / /YES / /NO

OVERDUE RATE:
SINKING FUND:                  / /YES / /NO
CALCULATION AGENT:
CURRENCY DETERMINATION AGENT:
AMORTIZING NOTE:               / /YES / /NO

     DEPOSITARY:

         If this Note was issued with "original issue discount" for purposes of
Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

ORIGINAL ISSUE DISCOUNT NOTE:     TOTAL AMOUNT OF OID:           ISSUE PRICE (expressed as a
                                                                 percentage of aggregate
                                                                 principal amount):
/ / Yes  / / No
YIELD TO MATURITY:                SHORT ACCRUAL PERIOD OID:      METHOD USED TO
                                                                 DETERMINE YIELD FOR
                                                                 SHORT ACCRUAL PERIOD:
                                                                 / / Approximate  / / Exact

         AMERCO, a corporation duly organized and existing under the laws of Nevada (herein called the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to __________________________________________
or registered assigns, the principal sum specified above on the Stated Maturity shown above, and to pay interest thereon from and including the Original Issue Date shown above or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

         Interest will be paid on the Interest Payment Date or Dates specified above, at the rate per annum determined in accordance with the provisions on the reverse hereof, depending on the Interest Rate Basis specified above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below) until the principal hereof is paid or made available for payment and on the Stated Maturity, and, if specified above, interest will accrue on any overdue principal and on any overdue installment of interest (to the extent such interest is legally enforceable) at the Overdue Rate per annum specified above. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Security Register at the close of business on the Regular Record Date specified above next preceding such Interest Payment Date. The first payment of interest on any Note originally issued between a Regular Record Date and the next Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         If this Note is a Book-Entry Note as specified above, while this Note is represented by one or more Book-Entry Notes registered in the name of the Depositary or its nominee, the Company will cause payments of principal of, premium, if any, and interest on such Book-Entry Notes to be made to the Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the Depositary or its nominee, and otherwise in accordance with such agreements, regulations and procedures. If this Note is a Book-Entry Note as specified above, the following legend is applicable except as specified on the reverse hereof: THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

         If this Note is a certificated Note as specified above, payments of interest and, if this Note is specified on the face hereof as an Amortizing Note, principal on this Note (other than interest, and if this Note is an Amortizing Note, principal payable at Stated Maturity) will be made by mailing a check to the Holder at the address of the Holder appearing in the Security Register on the applicable Regular Record Date. Notwithstanding the foregoing, at the option of the Company, all payments of interest and, if this is an Amortizing Note, principal on this Note may be made by wire transfer of immediately available funds to an account designated by the Holder at a bank located in the United States.

         The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed upon the Holder of this Note. If this Note is a certificated Note as specified above, payment of the principal, premium, if any, and interest payable at Maturity in respect of this Note will be made in immediately available funds upon surrender of this Note accompanied by wire instructions at the principal office of the Trustee in the Borough of Manhattan, The City of New York, provided that this Note is presented to the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND THE ATTACHED ANNEX, IF ANY, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or its successor as Trustee, or its Authenticating Agent, by manual signature of an authorized signatory, this Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                                    AMERCO

                                                    By:_________________________
                                                    Its:________________________

                                                    Attest:_____________________
                                                    Its:________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the series of Securities
issued under the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF CHICAGO,
   as Trustee

By: ____________________________
     Authorized Signatory

                                [Reverse of Note]
                                     AMERCO
                                MEDIUM-TERM NOTE

         SECTION 1. General. This Note is one of a duly authorized issue of Securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of September 10, 1996 and the First Supplemental Indenture, dated as of September 10, 1996 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the Securities of the series designated on the face hereof. The Notes may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions and may otherwise vary, all as provided in the Indenture.

         SECTION 2. Interest Rate Calculations; Payments. The interest rate on this Note will be equal to either (i) the interest rate calculated by reference to the Interest Rate Basis specified on the face hereof plus or minus the Spread, if any, or (ii) the interest rate calculated by reference to the Interest Rate Basis specified on the face hereof multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one-hundredth of a percentage point) specified on the face hereof as being applicable to this Note, and the "Spread Multiplier" is the percentage specified on the face hereof as being applicable to this Note. Specified on the face hereof is the Interest Rate Basis and the Spread or Spread Multiplier, if any, and the maximum or minimum interest rate, if any, applicable to this Note. Specified on the face hereof are particulars as to the Calculation Agent (unless otherwise specified, ________________________________ (in such capacity, the "Calculation Agent")), Index Maturity, Original Issue Date, the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date specified on the face hereof (the "Initial Interest Rate"), Interest Determination Dates, Interest Payment Dates, Regular Record Dates and Interest Reset Dates with respect to this Note.

         Except as provided below, the Interest Payment Dates for the payment of interest and, if this Note is an Amortizing Note, principal on this Note will be
(i) if this Note resets daily, weekly or monthly, the third Wednesday of each month or the third Wednesday of March, June, September and December of each year, as specified on the face hereof; (ii) if this Note resets quarterly, the third Wednesday of March, June, September and December of each year, as specified on the face hereof; (iii) if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof; and (iv) if this Note resets annually, the third Wednesday of the one month of each year specified on the face hereof; and, in each case, at Maturity. If any Interest Payment Date, other than Maturity, for this Note is not a Business Day for this Note, such Interest Payment Date will be postponed to the next day that is a Business Day for this Note, except that if the Interest Rate Basis specified on the face hereof is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the Maturity for this Note falls on a day that is not a Business Day, payment of principal, premium, if any, and Interest to be made on such day with respect to this Note will be made on the next that is a Business Day with the same force and effect as if made on the due date, and no additional interest will be payable on the date of payment for the period from and after the due date.

         The rate of interest on this Note will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Reset Period" for this Note, and the first day of each Reset Period being an "Interest Reset Date"), as specified on the face hereof. Unless otherwise specified on the face hereof, the Interest Reset Date will be, if this Note resets daily, each Business Day for this Note; if this Note resets weekly (unless the Interest Rate Basis specified on the face hereof is the Treasury Rate), the Wednesday of each week; if this Note resets weekly and the Interest Rate Basis specified on the face hereof is the Treasury Rate, the Tuesday of each week; if this Note resets monthly (unless the Interest Rate Basis specified on the face hereof is the 11th District Cost of Funds Rate), the third Wednesday of each month; if this Note resets monthly and the Interest Rate Basis specified on the face hereof is the 11th District Cost of Funds Rate, the first calendar day of the month; if this Note resets quarterly, the third Wednesday of each March, June, September and December; if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of the one month of each year specified on the face hereof; provided, however, that the interest rate in effect from the Original Issue Date to but excluding the first Interest Reset Date will be the initial Interest Rate specified on the face hereof. If the Interest Reset Date is not a Business Day for this Note, the Interest Reset Date will be postponed to the next day that is a Business Day for this Note, except that if the Interest Rate Basis specified on the face hereof is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day. Each adjusted rate will be applicable on and after the Interest Reset Date to which it relates to but excluding the next succeeding Interest Reset Date or until Maturity.

         The interest rate for each Reset Period will be the rate determined by the Calculation Agent on the Calculation Date (as defined below) pertaining to the Interest Determination Date pertaining to the Interest Reset Date for such Reset Period. Unless otherwise specified on the face hereof, the "Interest Determination Date" pertaining to an Interest Reset Date (a) if the Interest Rate Basis specified on the face hereof is Commercial Paper Rate (the "Commercial Paper Interest Determination Date"), (b) if the Interest Rate Basis specified on the face hereof is CD Rate (the "CD Interest Determination Date"),
(c) if the Interest Rate Basis specified on the face hereof is CMT Rate (the "CMT Interest Determination Date"), (d) if the Interest Rate Basis specified on the face hereof is Federal Funds Rate (the "Federal Funds Interest Determination Date"), (e) if the Interest Rate Basis specified on the face hereof is Kenny Rate (the "Kenny Rate Interest Determination Date") or (f) if the Interest Rate Basis specified on the face hereof is Prime Rate (the "Prime Interest Determination Date"), will be the second Business Day prior to such Interest Reset Date as specified on the face hereof. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date, if the Interest Rate Basis specified on the face hereof is 11th District Cost of Funds Rate (the "11th District Interest Determination Date"), will be the last Business Day of the month immediately preceding such Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below under "Determination of 11th District Cost of Funds Rate"). Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date, if the Interest Rate Basis specified on the face hereof is LIBOR (the "LIBOR Interest Determination Date"), will be the second London Business Day immediately preceding such Interest Reset Date. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date, if the Interest Rate Basis specified on the face hereof is Treasury Rate (the "Treasury Interest Determination Date"), will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Reset Period commencing in the next succeeding week. If an auction date falls on any Interest Reset Date for this Note (if the Interest Rate Basis specified on the face hereof is Treasury Rate), then such Interest Reset Date will instead be the first Business Day immediately following such auction date. The "Calculation Date" pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after the Interest Determination Date or, if such day is not a Business Day, the next day that is a Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

         "Business Day" means, unless otherwise specified on the face hereof, any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New York is not a day on which banking institutions are authorized or required by law, regulation or executive order to close and, if the Interest Rate Basis specified on the face hereof is LIBOR, is also a London Business Day. "London Business Day" means any day (a) if the Designated LIBOR Currency is other than the ECU, on which dealings in deposits in such Designated LIBOR Currency are transacted in the London interbank market or (b) if the Designated LIBOR Currency is the ECU, that is not designated as an ECU Non-Settlement Day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day on which payments on ECUs will not be made.

         "Index Maturity" means the period to maturity of the instrument or obligation on which the interest rate formula is based, as specified on the face hereof.

         Unless otherwise specified on the face hereof, if this Note is an Amortizing Note, payments with respect to this Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Note is an Amortizing Note, a table setting forth repayment information in respect to this Note will be provided to the original purchaser hereof and will be available, upon request, to subsequent Holders.

         Unless otherwise specified on the face hereof, payments on this Note with respect to any Interest Payment Date or Maturity will include interest accrued from and including the Original Issue Date, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding such Interest Payment Date or Maturity. Accrued interest is calculated by multiplying the principal amount of this Note by an accrued interest factor. This accrued interest factor is computed by adding the interest factors calculated for each day from the Original Issue Date, or from the last date to which interest has been paid or duly provided for, to the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, if the Interest Rate Basis specified on the face hereof is Commercial Paper Rate, CD Rate, Federal Funds Rate, 11th District Cost of Funds Rate, LIBOR or Prime Rate, or by the actual number of days in the year, if the Interest Rate Basis specified on the face hereof is CMT Rate or Treasury Rate, or by 365 days if the Interest Rate Basis specified on the face hereof is Kenny Rate.

         The Calculation Agent will calculate the interest rate on this Note, as provided below. The Calculation Agent will, upon the request of the Holder of this Note, provide the interest rate then in effect and, if then determined, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Note. For purposes of calculating the rate of interest payable on this Note, the Company will enter into an agreement with the Calculation Agent. The Calculation Agent's determination of any interest rate will be final and binding in the absence of manifest error.

         Notwithstanding the determination of the interest rate as provided below, the interest rate on this Note for any interest period will not be greater than the maximum interest rate, if any, or less than the minimum interest rate, if any, specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York or other applicable law, as the same may be modified by United States law of general application. Determination of Commercial Paper Rate. If the Interest Rate Basis specified on the face hereof is Commercial Paper Rate, the interest rate determined with respect to any Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof.

         "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors ("H.15(519)") under the heading "Commercial Paper." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity designated on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Commercial Paper." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates (quoted on a bank discount basis) as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity designated on the face hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect immediately prior to such Commercial Paper Interest Determination Date.

         "Money Market Yield" will be a yield (expressed as a percentage rounded, if necessary, to the nearest one hundred-thousandth of a percent) calculated in accordance with the following formula:

                       Money Market Yield = D x 360      x 100
                                            -----------
                                            360 - (DxM)
where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period for which accrued interest is being calculated.

Determination of CD Rate. If the Interest Rate Basis specified on the face hereof is CD Rate, the interest rate determined with respect to any CD Interest Determination Date will be the CD Rate on such CD Interest Determination Date plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof.

         "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, then the CD Rate with respect to such CD Interest Determination Date will be the rate on such CD Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the CD Rate with respect to such CD Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate with respect to such CD Interest Determination Date will be the CD Rate in effect immediately prior to such CD Interest Determination Date. Determination of CMT Rate. If the Interest Rate Basis specified on the face hereof is CMT Rate, the interest rate determined with respect to any CMT Interest Determination Date will be the CMT Rate on such CMT Interest Determination Date plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof.

         "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed in the Designated CMT Telerate Page (as defined below) under the caption "... Treasury Constant Maturities ... Federal Reserve Board Release
H.15 ... Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the applicable CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate with respect to such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate with respect so such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate with respect to such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation

(or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate with respect so such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect immediately prior to such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

         "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as published in H.15(519)), for the purpose of displaying Treasury Constant Maturities as published in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page will be 7052, for the most recent week.

         "Designated CMT Maturity Index" means the original period to maturity of the Treasury Notes (either one, two, three, five, seven, ten, twenty or thirty years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index will be two years. Determination of Federal Funds Rate. If the Interest Rate Basis specified on the face hereof is Federal Funds Rate, the interest rate determined with respect to any Federal Funds Interest Determination Date will be the Federal Funds Rate on such Federal Funds Interest Determination Date plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof.

         "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date, the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percent) of the rates as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the Federal Funds Rate in effect immediately prior to such Federal Funds Interest Determination Date. Determination of 11th District Cost of Funds Rate. If the Interest Rate Basis specified on the face hereof is 11th District Cost of Funds Rate, the interest rate determined with respect to any 11th District Interest Determination Date will be the 11th District Cost of Funds Rate on such 11th District Interest Determination Date plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof.

         "11th District Cost of Funds Rate" means, with respect to any 11th District Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month preceding such 11th District Interest Determination Date as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such 11th District Interest Determination Date. If such rate does not appear on Telerate page 7058 on any related 11th District Interest Determination Date, the 11th District Cost of Funds Rate for such 11th District Interest Determination Date will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such 11th District Interest Determination Date, then the 11th District Cost of Funds Rate with respect to such 11th District Interest Determination Date will be the 11th District Cost of Funds Rate then in effect on such 11th District Interest Determination Date. Kenny Rate Notes. If the Interest Rate Basis specified on the face hereof is Kenny Rate, the interest rate determined with respect to any Kenny Rate Interest Determination Date will be the Kenny Rate on such Kenny Rate Interest Determination Date plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof.

         "Kenny Rate" means, with respect to any Kenny Rate Interest Determination Date, the high grade weekly index (the "Weekly Index") on such date made available by Kenny Information Systems ("Kenny") to the Calculation Agent. The Weekly Index is, and will be, based upon 30-day yield evaluations at par of bonds, the interest on which is exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"), of not less than five high grade component issuers selected by Kenny which will include, without limitation, issuers of general obligation bonds. The specified issuers included among the component issuers may be changed from time to time by Kenny in its discretion. The bonds on which the Weekly Index is based will not include any bonds on which the interest is subject to a minimum tax or similar tax under the Code unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investor Service, Inc. and Standard & Poor's Ratings Group in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (A) variable on a weekly basis, (B) exempt from Federal Income taxation under the Code and (C) not subject to a minimum tax or similar tax under the Code unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the Kenny Rate with respect to any Kenny Rate Interest Determination Date will be 67% of the rate determined as if the Treasury Rate option had been originally selected. Determination of LIBOR. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate determined with respect to any LIBOR Interest Determination Date will be LIBOR on such LIBOR Interest Determination Date plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof.

         LIBOR means, with respect to any LIBOR Interest Determination Date, the rate determined by the Calculation Agent in accordance with the following provisions:

         (i) With respect to any LIBOR Interest Determination Date, LIBOR will be either, (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate will be used) for deposits in the Designated LIBOR Currency (as defined below) having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appear on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified on the face hereof, the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appears on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on that LIBOR Interest Determination Date. Notwithstanding the foregoing, if fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used), or if no rate appears on the Designated LIBOR Page with respect to

     LIBOR Telerate, whichever may be applicable, LIBOR with respect to such LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

         (ii) With respect to any LIBOR Interest Determination Date on which fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, as the case may be, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered rate quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market as of 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time. If at least two such quotations are provided, LIBOR with respect to such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of 11:00 A.M. in the applicable Principal Financial Center (as defined below), on such LIBOR Interest Determination Date by three major banks in such Principal Financial center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading banks, having the Index Maturity specified on the face hereof in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be LIBOR in effect immediately prior to such LIBOR Interest Determination Date,

         "Designated LIBOR Currency" means the currency (including a composite currency), if any, designated on the face hereof as the Designated LIBOR Currency. If no such currency is designated on the face hereof, the Designated LIBOR Currency will be U.S. dollars.

         "Designated LIBOR page" means either (a) the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Designated LIBOR Currency (if "LIBOR Reuters" is specified on the face hereof), or (b) the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for the applicable Designated LIBOR Currency (if "LIBOR Telerate" is specified on the face hereof). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR for the applicable Designated LIBOR Currency will be determined as if LIBOR Telerate (and, if the U.S. dollar is the Designated LIBOR Currency, page 3750) had been chosen.

         "Principal Financial Center" means, unless otherwise specified on the face hereof, the capital city of the country that issues as its legal lender the Designated LIBOR Currency of this Note, except that with respect to U.S. dollars and ECUs, the Principal Financial Center will be The City of New York and Brussels, respectively.

Determination of Prime Rate. If the Interest Rate Basis specified on the face hereof if Prime Rate, the interest rate determined with respect to any Prime Interest Determination Date will be the Prime Rate on such Prime Interest Determination Date plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof.

         "Prime Rate" means, with respect to any Prime Interest Determination Date, the rate on such date set forth on such date as published in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate with respect to such Prime Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the USPRIME 1 Page as such bank's prime rate or base lending rate as in effect with respect to such Prime Interest Determination Date. If fewer than four such rates appear on the USPRIME 1 Page with respect to such Prime Interest Determination Date, the Prime Rate with respect to such Prime Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent. If fewer than two quotations are provided, the Prime Rate with respect to such Prime Interest Determination Date will be determined on the basis of the rates furnished in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by Federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the bank or trust company selected as aforesaid is not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Interest Determination Date will be the Prime Rate in effect immediately prior to such Prime Interest Determination Date. "USPRIME 1 Page" means the display designated as page "USPRIME 1" on the Reuters Monitor Money Rate Service (or such other page as may replace the USPRIME 1 page on the service for the purpose of displaying the prime rate or base lending rate of major banks). Determination of Treasury Rate. If the Interest Rate Basis specified on the face hereof if Treasury Rate, the interest rate determined with respect to any Treasury Interest Determination Date will be the Treasury Rate on such Treasury Interest Determination Date plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof.

         "Treasury Rate" means, with respect to any Treasury Interest Determination Date, the rate for the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof as published on Telerate pages 56-57 or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the average auction rate on such Treasury Interest Determination Date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that such rate is not available by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary U.S. government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will be the Treasury Rate in effect immediately prior to such Treasury Interest Determination Date.

         The Calculation Agent will calculate the interest rate on this Note in accordance with the foregoing no later that the Calculation Date.

         All percentages resulting form any calculations with respect to this note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward) and all dollar amounts used in or resulting from any such calculation with respect to this Note will be rounded to the nearest cent (with one-half cent being rounded upward).

         If the Specified Currency shown on the face hereof is a currency or currency unit other than U.S. dollars, except as provided below, payments of interest and principal (and premium, if any) with respect to this Note will be made in U.S. dollars if the Holder of this Note on the relevant Regular Record Date or at Maturity, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Paying Agent at its principal office on or prior to such Regular Record Date or the date 15 days prior to Maturity, as the case may be. Such request may be delivered by mail, by hand or by cable, telex or any other form of facsimile transmission. Any such request made with respect to this Note by a Holder will remain in effect with respect to any further payments of interest and principal (and premium, if any) with respect to this Note payable to such Holder, unless such request is revoked by written notice received by the Paying Agent on or prior to the relevant Regular Record Date or the date 15 days prior to Maturity, as the case may be (but no such revocation may be made with respect to payments made on this Note if an Event of Default has occurred with respect hereto or upon the giving of a notice of redemption). A Holder whose Note is registered in the name of a broker or nominee should contact such broker or nominee to determine whether and how an election to receive payments in U.S. dollars may be made.

         The U.S. dollar amount to be received by the Holder of this Note who elects to receive payments in U.S. dollars will be based on the highest indicated bid quotation for the purchase of U.S. dollars in exchange for the Specified Currency obtained by the Currency Determination Agent (as defined below) at approximately 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date (the "Conversion Date") from the bank composite or multicontributor pages of the Quoting Source for three (or two if three are not available) major banks in The City of New York. The first three (or two) such banks selected by the Currency Determination Agent which are offering quotes on the Quoting Source will be used. If fewer than two such bid quotations are available at 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date, such payment will be based on the Market Exchange Rate as of the second Business Day next preceding the applicable payment date. If the Market Exchange Rate for such date is not then available, such payment will be made in the Specified Currency. As used herein, the "Quoting Source" means Reuters Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that such service is not available, Telerate Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that neither service is available such comparable display or other comparable manner of obtaining quotations as shall be agreed between the Company and the Currency Determination Agent. All currency exchange costs associated with any payment in U.S. dollars on this Note will be borne by the Holder by deductions from such payment. Any currency determination agent (the "Currency Determination Agent") with respect to this Note is specified on the face hereof.

         If payment in respect of this Note is required to be made in any currency unit (e.g. ECUs) and such currency unit is unavailable, in the good faith judgment of the Company, due to the imposition of exchange controls or other circumstances beyond the Company's control, then all payments in respect of this Note shall be made in U.S. dollars until such currency unit is again available. The amount of each payment of U.S. dollars shall be computed on the basis of the equivalent of the currency unit in U.S. dollars, which shall be determined by the Currency Determination Agent on the following basis. The component currencies of the currency unit for this purpose (the "Component Currencies") shall be the currency amounts that were components of the currency unit as of the Conversion Date. The equivalent of the currency unit in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Component Currencies. The U.S. dollar equivalent of each of the Component Currencies shall be determined by the Currency Determination Agent on the basis of the Market Exchange Rate for each such Component Currency as of the Conversion Date. "Market Exchange Rate" means the noon buying rate in The City of New York for cable transfers of such Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York.

         If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of that currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

         All determinations referred to above made by the Currency Determination Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

         SECTION 3. Redemption. This Note will be redeemable at the option of the Company prior to the Stated Maturity only if an initial Redemption Date is specified on the face hereof. If so specified, this Note will be subject to redemption at the option of the Company on any date on and after such initial Redemption Date in whole or from time to time in part in increments of $1,000 or the minimum denomination, if any, specified on the face hereof (provided that nay remaining principal amount hereof shall be at least $1,000 or such minimum denomination), at the Redemption Price specified on the face hereof, plus accrued and unpaid interest to but excluding the date of redemption, but payments due with respect to this Note prior to the date of redemption will be payable to the Holder of this Note of record at the close of business on the relevant Regular Record Date specified on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to mail a notice of such redemption, at least 30 but not more than 60 calendar days prior to the date of redemption, in accordance with the provisions of the Indenture. In the event of redemption of this Note in part only, this Note will be cancelled and a new Note or Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof.

         SECTION 4. Repayment. Upon the occurrence of certain change of control events set forth in the Indenture, or if so specified on the face hereof, this Note will be repayable, in whole or in part, prior to Stated Maturity, as the case may be, on the terms set forth in the Indenture, or at the option of the Holder on the Optional Repayment Date or Dates specified on the face hereof at the Optional Repayment Price or Prices specified on the face hereof, plus accrued and unpaid interest to but excluding the date of repayment. If this Note is repayable in part pursuant to the preceding sentence, the principal amount of this Note not being repaid must be $1,000 or an integral multiple of $1,000 in excess thereof. In order for this Note to be repaid prior to State Maturity, the Paying Agent must receive at least 30 but not more than 45 calendar days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Note, the principal amount of this Note, the principal amount of this Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with such form duly completed must be received by the Paying Agent by such fifth Business Day. Exercise of the repayment option by the Holder of this Note will be irrevocable, except that a holder who has tendered this Note for repayment may revoke such tender for repayment by written notice to the Paying Agent received by 5:00 P.M., New York City time, on the tenth calendar day prior to the Optional Repayment Date. The repayment option may be exercised by the Holder of this for less than the entire principal amount of this Note provided that the principal amount of this Note remaining outstanding after such repayment is an authorized denomination. Upon such partial repayment this Note will be cancelled and a new Note or Notes for the remaining principal amount hereof will be issued in the name of the Holder hereof.

         If this Note is a Book-Entry Note as specified on the face hereof, while this Note is represented by one or more Book-Entry Notes registered in the name of the Depositary or its nominee, the option for repayment may be exercised by a participant that has an account with the Depositary, on behalf of the beneficial owner of this Note, by delivering a written notice substantially similar to the form below entitled "Option to Elect Repayment" to the Trustee at its Corporate Trust Office (or such other address of which the Company will from time to time notify the Holders) duly completed, at least 30 but not more than 60 calendar days prior to an Optional Repayment Date. A notice of election from a participant on behalf of the beneficial owner of this Note to exercise the option to have this Note repaid must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice. In order to ensure that a notice is received by the Trustee on a particular day, the beneficial owner of this Note must so direct the applicable participant before such participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, the beneficial owner of this Note should consult the participant through which such beneficial owner owns its interest herein for the deadline for such participant. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and will be irrevocable. In addition, the beneficial owner of this Note shall effect delivery at the time such notice of election is given to the Depositary by causing the applicable participant to transfer such beneficial owner's interest in this Note, on the Depositary's records, to the Trustee.

         SECTION 5. Optional Interest Reset. If so specified on the face hereof, the Spread and/or Spread Multiplier specified on the face hereof may be reset by the Company on the Optional Interest Reset Date specified on the face hereof. The Company may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to an Optional Interest Reset Date. If the Company so notifies the Trustee of such exercise, not later than 40 calendar days prior to such Optional Interest Reset Date, the Trustee will send by telegram, telex, facsimile transmission or letter (first class, postage prepaid) to the Holder of this Note a notice (the "Reset Notice") indicating (i) that the Company has elected to resent the Spread and/or Spread Multiplier, (ii) such new Spread and/or Spread Multiplier and (iii) the provisions, if any, for redemption during the period from such Optional Interest Reset Date to the next Optional Interest Reset Date or, if there is no such next Optional Interest Reset Date, to the Stated Maturity of this Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

         Notwithstanding the foregoing, not later than 20 calendar days prior to an Optional Interest Reset Date, the Company may, at its option, revoke the Spread and/or Spread Multiplier provided for in the

Reset Notice and establish a higher Spread and/or Spread Multiplier for the Subsequent Interest Period commencing on such Optional Interest Reset Date by causing the Trustee to send by telegram, telex, facsimile transmission or letter (first class, postage prepaid) notice of such higher Spread and/or Spread Multiplier to the Holder of this Note. Such notice will be irrevocable. All Notes with respect to which the Spread and/or Spread Multiplier is reset on an Optional Interest Reset Date to a higher Spread and/or Spread Multiplier will bear such higher Spread and/or Spread Multiplier, whether or not tendered for repayment as provided in the next paragraph.

         If the Company elects prior to an Optional Interest Reset Date to reset the interest rate of this Note, the Holder of this Note will have the option to elect repayment of this Note, in whole but not in part, by the Company on such Optional Interest Reset Date at a price equal to the principal amount hereof plus accrued and unpaid interest to but excluding such Optional Interest Reset Date. In order for this Note to be so repaid on an Optional Interest Reset Date, the Holder must follow the procedures specified under Section 4 for optional repayment, except that the period for delivery of this Note or notification to the Trustee will be at least 25 but not more than 35 calendar days prior to such Optional Interest Reset Date. If the Holder has tendered this Note for repayment following receipt of a Reset Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received by 5:00 P.M., New York City time, on the tenth calendar day prior to such Optional Interest Reset Date.

         SECTION 6. Optional Extension of Maturity. If so specified on the face hereof, the Stated Maturity of this Note may be extended at the option of the Company for one or more periods of from one to five whole years, as specified on the face hereof (each an "Extension Period"), up to but not beyond the date (the "Final Maturity Date") specified on the face hereof. The Company may exercise such option with respect to this Note by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to the Stated Maturity of this Note in effect prior to the exercise of such option (the "Original Stated Maturity Date"). If the Company so notifies the Trustee of such exercise, the Trustee will send, not later than 40 calendar days prior to the Original Stated Maturity Date, by telegram, telex, facsimile transmission or letter (first class, postage prepaid) to the Holder of this Note a notice (the "Extension Notice") relating to such Extension Period indicating (i) that the Company has elected to extend the Stated Maturity of this Note, (ii) the new Stated Maturity, (iii) the Spread and/or Spread Multiplier applicable to such Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's sending of the Extension Notice, the Stated Maturity of this Note will be extended automatically and, except as modified by the Extension Notice and as described in the next two paragraphs, this Note will have the same terms as prior to the sending of such Extension Notice.

         Notwithstanding the foregoing, not later than 20 calendar days prior to the Original Stated Maturity Date of this Note, the Company may, at its option, revoke the Spread and/or Spread Multiplier provided for in the Extension Notice and establish a higher Spread and/or Spread Multiplier for the Extension Period by causing the Trustee to send by telegram, telex, facsimile transmission or letter (first class, postage prepaid) notice of such higher Spread and/or Spread Multiplier to the Holder of this Note. Such notice will be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such higher Spread and/or Spread Multiplier for the Extension Period, whether or not tendered for repayment as provided in the next paragraph.

         If the Company extends the Stated Maturity of this Note (or an Extension Period, as applicable), the Holder will have the option to elect repayment of this Note by the Company on the Original Stated Maturity Date (or last day of such Extension Period) at a price equal to the principal amount hereof, plus accrued and unpaid interest to such date. In order for this Note to be so repaid on the Original Stated Maturity Date (or last day of such Extension Period), the Holder of this Note must follow the procedures specified under
Section 4 for optional repayment, except that the period for delivery of this Note or notification to the Trustee will be at least 25 but not more than 35 calendar days prior to the Original Stated Maturity Date (or last day of such Extension Period). If the Holder has tendered this Note for repayment following receipt of an Extension Notice the Holder may revoke such tender for repayment by written notice to the Trustee received prior to 5:00 P.M., New York City time, on the tenth calendar day prior to the Original Stated Maturity Date (or last day of such Extension Period).

         SECTION 7. Sinking Fund. This Note is not subject to a sinking fund unless otherwise specified on the face hereof.

         SECTION 8. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note as specified on the face hereof, the amount payable in the event the principal amount hereof is declared to be due and payable immediately by reason of an Event of Default or in the event of redemption or repayment hereof prior to the Stated Maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, will be the Amortized Face Amount of this Note as of the date of declaration, redemption or repayment, as the case may be. The "Amortized Fact Amount" of this Note will be the amount equal to (a) the principal amount of this Note multiplied by the Issue Price specified on the face hereof plus (b) the portion of the difference between the dollar amount determined pursuant to the preceding clause (a) and the principal amount hereof that has accredit at the Yield to Maturity specified on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) to such date of declaration, redemption or repayment but in no event will the Amortized Face Amount of this Note exceed its principal amount.

         SECTION 9. Events of Default. If any Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture; provided, however, that notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount so declared to be due and payable will be the Amortized Face Amount of this Note as of the date of such declaration as specified under Section 6.

         SECTION 10. Modification or Waiver; Obligation of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holder of specified percentages in principal amount of the Outstanding Securities of each series, on behalf of the Holders of all Securities of such series, to waive, with respect to the Securities of such series, compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. For purposes of determining whether Holders of the requisite principal amount of Notes outstanding under the Indenture have made a demand or given a notice or waiver or taken any other action, the outstanding principal amount of Original Issue Discount Notes will be deemed to be the amount of the principal that would be due and payable upon declaration of acceleration of the Stated Maturity thereof as of the date of such determination. Any such consent or waiver by the Holder of this Note will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on this Note at the times, places and rates, herein prescribed.

         SECTION 11. Discharge, Legal Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions specified therein, which provisions apply to this Note.

         SECTION 12. Authorized Denominations. Unless otherwise noted on the face hereof, the Notes are issuable only in global or certificated registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein specified and to the limitations described below, if applicable, Notes are exchangeable for Notes of this series of like aggregate principal amount and like Stated Maturity and with like terms and conditions of a different authorized denomination, as requested by the Holder surrendering the same.

         SECTION 13. Registration of Transfer. As provided in the Indenture and subject to certain limitations therein specified and to the limitations described below, if applicable, the transfer of this Note is registerable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for that purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar (which will initially be the Trustee at its principal corporate trust office located in The City of New York) duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series with like terms and conditions, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         If this Note is a Book-Entry Note as specified on the face hereof, this
Note is exchangeable for certificated Notes only upon the terms and conditions provided in the Indenture. Except as provided in the Indenture, owners of beneficial interests in this Book-Entry Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         SECTION 14. Owners. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent will be affected by notice to the contrary.

         SECTION 15. Governing Law. The Indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York.

         SECTION 16. Defined Terms. All terms used in this Note which are defined in the Indenture will have the meanings assigned to them in the Indenture, and all references in the Indenture to "Security" or "Securities" will be deemed to include the Notes.

                            OPTION TO ELECT REPAYMENT
          [To be completed only if this Note is repayable at the option of the Holder and the Holder elects to exercise such rights]

         The undersigned owner of this Note hereby irrevocably elects to have the Company repay (i) the principal amount to this Note or portion hereof below designated at the applicable Optional Repayment Price indicated on the face hereof, plus accrued and unpaid interest to but excluding the date of repayment, if this Note is to be repaid pursuant to Section 4 of this Note, or (ii) 100% of the principal amount of this Note plus accrued and unpaid interest to but excluding the Optional Interest Reset Date. If this Note is to be repaid pursuant to Section 5 hereof, or to but excluding the Original Stated Maturity Date, if this Note is to be repaid pursuant to Section 6 hereof. If a portion of this Note is not being repaid pursuant to clause (i) above, specify the principal amount to be repaid and the denomination or denominations (which will be $100,000 or an integral multiple of $1,000 in excess thereof) of the Note or Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):

Dated: ___________________________


Principal amount to be repaid if amount to be repaid is pursuant to clause (i) above and is less than the entire principal amount of this Note (principal amount remaining must be an authorized denomination)

$______________________________________________________
(which will be an integral multiple of $1,000)

Denomination or denominations of the Note or Notes to be issued for the portion of this Note not being repaid pursuant to clause (i) above
______________________________________________________

______________________________________________________


______________________________________________________
Signature
Sign exactly as name appears on the front of this Note.

Indicate address where is to be sent, if repaid:

______________________________________________________

______________________________________________________


SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER

______________________________________________________

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, will be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common
         UNIF GIFT MIN ACT                         Custodian
                                     -------------------------------------------
                                     (Cust)                              (Minor)

                                          Under Uniform Gifts to Minors Act
                                     -------------------------------------------
                                                       (State)

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE
 /                               /

                                     -------------------------------------------
                                       PLEASE PRINT OR TYPE NAME AND ADDRESS

INCLUDING POSTAL ZIP CODE OF ASSIGNEE


- --------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ______________________________ attorney to transfer said Note on the Books of the Company, with full power of substitution in the premises.

Dated:
      ---------------------                  -----------------------------------
                                                  Signature
                                                  Sign exactly as name appears
                                                  on the front of this Note
                                                  [SIGNATURE MUST BE GUARANTEED
                                                  by a commercial bank, a trust
                                                  company or by a member of the
                                                  New York Stock Exchange]

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                                       EXHIBIT C

                      PROVISIONS OF CURRENCY-INDEXED NOTES

General

         "Currency Indexed Notes" shall be Notes, the principal amount payable at Maturity and/or the interest rate of which is determined by a formula which makes reference to the rate of exchange between one currency ("Currency I") and another currency ("Currency II" together with Currency I, the "Selected Currencies," both as specified in the applicable Note, neither of which need be the Specified Currency of such Notes (the "Currency Indexed Notes"). Unless otherwise specified in the applicable Note, Holders of Currency Indexed Notes will be entitled to receive (i) an amount in respect of principal equal to the principal amount of the Currency Indexed Notes plus an adjustment, which may be negative or positive, based on the change in the relationship between Selected Currencies or (ii) an amount of interest calculated at the stated rate of interest on the Currency Indexed Notes plus an adjustment, which may be negative or positive, based on the change in the relationship between the Selected Currencies, in each case determined as described below under "Payment of Principal and Interest." As specified in the Note, the exchange rate designated as the base exchange rate (the "Base Exchange Rate") will be the initial rate at which Currency I can be exchanged for Currency H and from which the change in such exchange rate will be measured. Payment of Principal and Interest

         Unless otherwise specified in the applicable Note, the payment of principal at Maturity and interest on each Interest Payment Date (until the payment thereof is paid or made available for payment) will be payable in the Specified Currency in amounts calculated in the manner described below.

         Unless otherwise specified in the applicable Note, principal at Maturity, if indexed, will be payable in an amount equal to the principal amount of the Currency Indexed Note, plus or minus an amount determined by reference to the difference between the Base Exchange Rate specified in the applicable Note and the rate at which Currency I can be exchanged for Currency II on the second Business Day prior to the Maturity (the "Determination Date") of such Currency Indexed Note, as determined by the determination agent specified in the applicable Note (the "Determination Agent"). Unless otherwise specified in the applicable Note, the interest payable on any Interest Payment Date, if indexed, will be payable in an amount equal to the stated interest rate of the Currency Indexed Note, plus or minus a rate adjustment determined by reference to the difference between the Base Exchange Rate specified in the applicable Note and the rate at which Currency I can be exchanged for Currency II on the second Business Day prior to the Interest Payment Date (the "Indexed Interest Determination Date") of such Currency Indexed Note, as determined by the Determination Agent, applied to the average principal amount outstanding of such Note for the period being measured. For the purpose of this section, such rate of exchange on the Determination Date or the Indexed Interest Determination Date, as the case may be, will be the average of quotations for settlement on the Maturity Date or the relevant Interest Payment Date, as the case may be, obtained by the Determination Agent from three Reference Dealers in The City of New York at approximately 11:00 A.M., New York City time, on either the Determination Date or the relevant Indexed Interest Determination Date, as the case may be.

         The formulas to be used by the Determination Agent to determine the principal amount and/or the stated interest rate of a Currency Indexed Note payable at Maturity or on any Interest Payment Date will be specified in the applicable Note by reference to the appropriate formula and will be as follows:

Principal

         A. If principal is to increase when the Spot Rate exceeds the Base Exchange Rate, and if principal is to decrease when the Spot Rate is less than the Base Exchange Rate, the formula to determine the principal amount of a Currency Indexed Note payable at Maturity shall equal:

   Principal Amount + (Principal Amount x F x  [Spot Rate - Base Exchange Rate])
                                               ---------------------------------
                                                   Spot Rate

         To determine the "Spot Rate" for use in this formula, each Reference Dealer's quotation will be the rate at which such Reference Dealer will sell Currency I in exchange for a single unit of Currency II.

         B. If principal is to increase when the Base Exchange Rate exceeds the Spot Rate, and if principal is to decrease when the Base Exchange Rate is less than the Spot Rate, the formula to determine the principal amount of a Currency Indexed Note payable at Maturity shall equal:

Principal Amount + (Principal Amount  X  F  X  [Base Exchange Rate - Spot Rate])
                                               ---------------------------------
                                                   Spot Rate

         To determine the "Spot Rate" for use in this formula, each Reference Dealer's quotation will be the rate at which such Reference Dealer will purchase Currency I in exchange for a single unit of Currency II. Interest

         A. If interest is to increase when the Spot Rate exceeds the Base Exchange Rate, and if interest is to decrease when the Spot Rate is less than the Base Exchange Rate, the formula to determine the interest rate payable on any Interest Payment Date on a Currency Indexed Note shall equal:

         Stated Interest Rate  +  F  X  (Spot Rate - Base Exchange Rate)
                                        --------------------------------
                                            Spot Rate

         To determine the "Spot Rate" for use in this formula, each Reference Dealer's quotation will be the rate at which such Reference Dealer will sell Currency I in exchange for a single unit of Currency II.

         B. If interest is to increase when the Base Exchange Rate exceeds the Spot Rate, and if interest is to decrease when the Base Exchange Rate is less than the Spot Rate, the formula to determine the interest rate payable on any Interest Payment Date on a Currency Indexed Note shall equal:

         Stated Interest Rate + F X (Base Exchange Rate - Spot Rate)
                                    --------------------------------
                                        Spot Rate

         To determine the "Spot Rate" for use in this formula, each Reference Dealer's quotation will be the rate at which such Reference Dealer will purchase Currency I in exchange for a single unit of Currency II.

         In each of the above formulas "F" will be the leverage factor, if any, used in such formula.


                                       C-2